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                                                                   EXHIBIT 10.10


THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT OR IN COMPLIANCE WITH ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

THIS COMPANY IS A RELIGIOUS ORGANIZATION. ALL MEMBERS OF THIS COMPANY ARE SUBJECT TO THE TERMS OF A MEMBER'S AGREEMENT AS SET FORTH IN THE OPERATING AGREEMENT OF THE COMPANY WHICH LIMITS THE AMENDMENT OR DELETION OF THAT SECTION OF THE OPERATING AGREEMENT AND WHICH PRESCRIBES A COMPANY STATEMENT OF FAITH IN THE LORD JESUS CHRIST AND DIRECTS OR PROHIBITS CERTAIN COMPANY ACTIONS ON THE BASIS OF THAT STATEMENT OF FAITH.

THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT DATED AS OF JANUARY 9, 1997 BETWEEN DIDAX ON-LINE L.C AND HOLDER, WHICH AGREEMENT IS INCORPORATED HEREIN BY REFERENCE.

                                 Promissory Note

$300,000                                                     Chantilly, Virginia
                                                             January 9, 1997

                  FOR VALUE RECEIVED, the undersigned, DIDAX ON-LINE L.C., a Virginia Limited Liability Company (the "Maker"), hereby conditionally promises to pay to the order of JOHN J. AND HOLLI MEINDL (the "Holder") at its offices in Chantilly Va., or such other place as the Holder of this Promissory Note may from time to time designate, THREE HUNDRED THOUSAND DOLLARS ($300,000). The repayment of this debt is conditional upon the proceeds of an initial public offering for the Company's stock. The Principal amount of this Promissory Note thereon is payable, without interest, in lawful money of the United States of America, to the Holder. In return for the use of the Holder's funds, the Company will issue to the Holder, at the time the note is repaid from initial public offering proceeds, non registered membership units at no par value per unit
(the "Units", collectively with the Note, the "Securities"), of DIDAX ON-LINE, L.C., a Virginia limited liability company (the "Company") or it's successor Company should it revert to a C Corporation under Section 422 of the Internal Revenue Code. These membership units (or Shares) will be restricted from resale or transfer for a two year period. If an initial public offering is not made until two years or longer subsequent to the subscription for the Promissory Note, then this holding period is abolished. The number of units will be predicated on the price per unit established at the time of a potential initial public offering. This price will be divided into the amount of the Holder's note to derive the exact number of units to be issued. However, no more than 300,000 units, equivalent to a per unit price of $5.00 per unit will be provided at the time of the public offering. If an initial public offering is not made within three years from the date of the Subscription Agreement, the Holder has the option of converting the note to units at $4.00 per unit, or receiving repayment of the note in four quarterly payments
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commencing one day after the three year anniversary of the signing of the
Subscription Agreement. However, if it is determined that the Company's securities cannot be listed on NASDAQ as a result of the terms of this offering, the terms of this agreement and the related execution documents may be amended and superceded in order to immediately address and correct the concerns as presented.

                  No delay on the part of the Holder in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; the remedies provided herein are cumulative and not exclusive of any remedies provided by law; no notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or of the right of the Holder to take further action without notice or demand as provided herein; nor in any event shall any waiver be effective unless in writing and then the same shall be applicable only in the specific instance for which given.

                  The Company shall pay to the Holder, on demand, all costs and expenses (including attorney's fees and expenses) incurred to collect any indebtedness evidenced hereby. Demand, presentment, protest and notice of nonpayment, dishonor, and protest are hereby waived by the Company. In the event of any litigation with respect to any matter connected with this Promissory Note, the Company hereby waives the right to trial by jury and all defenses, rights of setoff and rights to interpose counterclaims of any nature.

                  THIS PROMISSORY NOTE HAS BEEN DELIVERED AND ACCEPTED AT CHANTILLY, VIRGINIA AND SHALL BE INTERPRETED, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF VIRGINIA.

                                         DIDAX ON-LINE L.C.

                                           By: GARY A. STRUZIK
                                               -----------------------------
                                                Vice President Finance